UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2021

CareMax, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39391	85-0992224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 NW 57 Court, Suite 400 Miami, FL 33126
(Address of principal executive offices, including zip code)

(786) 360-4768

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CMAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMAXW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 1, 2021 (the “Closing Date”), CareMax, Inc., a Delaware corporation (the “Company”), through CareMax Medical Centers of Central Florida, LLC, a Florida limited liability company and indirect wholly-owned subsidiary of the Company (the “Buyer”), completed the previously disclosed acquisition (the “Acquisition”) of the assets of Unlimited Medical Services of Florida, LLC, a Florida limited liability company, dba DNF Medical Centers (“Seller”), pursuant to that certain Asset Purchase Agreement, dated as of July 5, 2021 (the “Purchase Agreement”), by and among the Buyer, the Seller and certain other parties thereto (the “Seller Parties”), constituting the Seller’s medical practice in the Orlando Metro area, including six medical centers serving more than 4,000 Medicare Advantage members.

On the Closing Date, as consideration for the Acquisition, the Buyer paid an aggregate cash purchase price of $88,118,216.40 (the “Purchase Price”), subject to customary adjustments as provided in the Purchase Agreement, and the Company issued 2,741,528 shares (the “Shares”) of its Class A common stock, par value $0.0001 per share (“Common Stock”), valued at $21,881,783.60 based on the volume weighted average price of the Common Stock for the five trading days immediately preceding the Closing Date, to the Seller. The Shares were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder.

The Seller engaged in the business of operating primary care physician practices and providing related ancillary and business support services. Other than with respect to the Acquisition, there is no material relationship between either of the Seller or the Seller Parties and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer.

The foregoing description of the Acquisition is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 2.01 of this Current Report on Form 8-K regarding the issuance of the Shares, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 2, 2021, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, and in Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
2.1 †+

Asset Purchase Agreement, dated as of July 5, 2021, by and among CareMax, Inc., CareMax Medical Centers of Central Florida, LLC, Unlimited Medical Services of Florida, LLC and the other parties thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Commission on July 7, 2021).

99.1	Press Release, dated September 2, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL)

+	Certain portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K.
†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2021

CareMax, Inc.

By: /s/ Kevin Wirges________________________________

Name: Kevin Wirges

Title: Executive Vice President, Chief Financial Officer and Treasurer